Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES SECOND QUARTER 2022 RESULTS

Houston, Texas

August 3, 2022

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its second quarter ended June 30, 2022.

SEACOR Marine’s consolidated operating revenues for the second quarter of 2022 were $54.0 million, operating loss was $15.5 million, and direct vessel profit (“DVP”)(1) was $9.9 million. This compares to consolidated operating revenues of $42.8 million, operating income of $8.4 million, and DVP of $10.2 million in the second quarter of 2021 and operating revenues of $45.6 million, operating loss of $17.1 million, and DVP of $6.1 million in the first quarter of 2022.

Notable second quarter items include:

•	Average utilization rates of 77%, the highest since the second quarter of 2014.
•	26% improvement in revenues compared to the second quarter of 2021 and 18% improvement from the first quarter of 2022.
•	151% increase in dry docking and major repairs compared to the second quarter of 2021 and 44% increase from the first quarter of 2022.

For the second quarter of 2022, net loss from continuing operations was $19.1 million ($0.72 loss per basic and diluted share). This compares to a net income from continuing operations for the second quarter of 2021 of $48.8 million ($1.92 earnings per basic share and $1.79 earnings per diluted share), which included gains realized in connection with the Falcon Global debt payoff transaction and asset dispositions in the second quarter of 2021.  Excluding such gains and the related tax effect, net loss from continuing operations would have been $18.1 million in the second quarter of 2021. Sequentially, second quarter 2022 results compare to consolidated operating revenues of $45.6 million, operating loss of $17.1 million, and DVP of $6.1 million in the first quarter of 2022. For the first quarter of 2022, net loss from continuing operations was $14.8 million ($0.56 loss per basic and diluted share).

Chief Executive Officer John Gellert commented:

“Our results for the second quarter demonstrate the continued progress we have been making in increasing revenues, utilization and average dayrates, reflecting the continued buildup of demand for our services. The flat average dayrates and modest DVP result of $9.9 million were driven by the impact of having multiple vessels in drydock and/or repairs for extended periods of time. These ongoing efforts included three of our largest liftboats, which were a large portion of the 318 revenue days lost to repairs or drydocking in our liftboat fleet during the quarter.

Excluding major repairs and drydocking expenses in both periods, the fleet had a 32% improvement in DVP compared to the second quarter of 2021. We expect our overall financial performance to continue improving as repairs for these large liftboats and regulatory inspection cycle are completed, which should place us in a timely position to participate in attractive contracting opportunities.” ___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels).  DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures.  DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.  See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide.  SEACOR Marine and its joint ventures operate a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provide construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair.  Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements.  Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters.  Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company.  These statements are not guarantees of future performance and actual events or results may differ significantly from these statements.  Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date of the document in which they are made.  The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law.  It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any).  These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Operating Revenues	$54,017	$42,799	$99,608	$79,311
Costs and Expenses:
Operating	44,145	32,615	83,641	58,922
Administrative and general	10,210	9,152	20,134	17,763
Lease expense	1,008	1,234	2,068	2,312
Depreciation and amortization	14,208	14,093	28,579	28,891
	69,571	57,094	134,422	107,888
Gains on Asset Dispositions and Impairments, Net	25	22,653	2,164	20,380
Operating (Loss) Income	(15,529)	8,358	(32,650)	(8,197)
Other Income (Expense):
Interest income	190	135	219	1,121
Interest expense	(6,989)	(7,310)	(13,616)	(15,328)
SEACOR Holdings guarantee fees	—	—	—	(7)
Gain on debt extinguishment	—	61,994	—	61,994
Derivative gains (losses), net	33	30	(1)	385
Foreign currency gains (losses), net	1,170	(657)	1,991	(1,123)
Other, net	(41)	(1)	(41)	(1)
	(5,637)	54,191	(11,448)	47,041
(Loss) Income from Continuing Operations Before Income Tax (Benefit) Expense and Equity in Earnings of 50% or Less Owned Companies	(21,166)	62,549	(44,098)	38,844
Income Tax (Benefit) Expense	(1,634)	15,915	(4,055)	13,227
(Loss) Income from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(19,532)	46,634	(40,043)	25,617
Equity in Earnings Gains of 50% or Less Owned Companies	415	2,167	6,089	6,270
(Loss) Income from Continuing Operations	(19,117)	48,801	(33,954)	31,887
Income on Discontinued Operations, Net of Tax (Includes Gain on the Sale of Windcat Workboats of $22,756)	—	—	—	22,925
Net (Loss) Income	(19,117)	48,801	(33,954)	54,812
Net Income Attributable to Noncontrolling Interests in Subsidiaries	3	1	3	1
Net (Loss) Income Attributable to SEACOR Marine Holdings Inc.	$(19,120)	$48,800	$(33,957)	$54,811

Net (Loss) Income Per Common Share from Continuing Operations:
Basic	$(0.72)	$1.92	$(1.28)	$1.26
Diluted	(0.72)	1.79	(1.28)	1.26
Net Earnings Per Share from Discontinued Operations:
Basic	$—	$—	$—	$0.90
Diluted	—	—	—	0.90
Net (Loss) Earnings per Share:
Basic	$(0.72)	$1.92	$(1.28)	$2.16
Diluted	$(0.72)	$1.79	$(1.28)	$2.16
Weighted Average Common Stock and Warrants Outstanding:
Basic	26,664,745	25,435,362	26,522,808	25,370,372
Diluted	26,664,745	28,345,155	26,522,808	25,371,185

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021
Time Charter Statistics:
Average Rates Per Day	$12,149	$11,312	$11,376	$12,120	$12,007
Fleet Utilization	77%	70%	73%	68%	67%
Fleet Available Days	5,311	5,400	5,060	5,108	5,177
Operating Revenues:
Time charter	$49,504	$42,741	$42,289	$41,782	$41,474
Bareboat charter	48	618	2,870	—	434
Other marine services	4,465	2,232	2,808	1,881	891
	54,017	45,591	47,967	43,663	42,799
Costs and Expenses:
Operating:
Personnel	18,346	18,435	17,098	15,051	14,353
Repairs and maintenance	8,380	6,791	6,782	6,536	6,959
Drydocking	6,474	4,973	567	771	2,792
Insurance and loss reserves	2,545	1,186	1,859	2,189	2,661
Fuel, lubes and supplies	4,350	3,729	3,254	3,684	2,893
Other	4,050	4,382	5,476	5,217	2,957
	44,145	39,496	35,036	33,448	32,615
Direct Vessel Profit (1)	9,872	6,095	12,931	10,215	10,184
Other Costs and Expenses:
Lease expense	1,008	1,060	2,664	1,109	1,234
Administrative and general	10,210	9,924	10,742	9,134	9,152
Depreciation and amortization	14,208	14,371	14,198	14,306	14,093
	25,426	25,355	27,604	24,549	24,479
Gains on Asset Dispositions and Impairments, Net	25	2,139	—	56	22,653
Operating (Loss) Income	(15,529)	(17,121)	(14,673)	(14,278)	8,358
Other Income (Expense):
Interest income	190	29	57	124	135
Interest expense	(6,989)	(6,627)	(6,380)	(6,403)	(7,310)
Derivative gains (losses), net	33	(34)	4	2	30
Gain on debt extinguishment	—	—	—	—	61,994
Foreign currency gains (losses), net	1,170	821	(357)	245	(657)
(Loss) Gain from return of investments in 50% or less owned companies and other, net	(41)	—	—	9,442	(1)
	(5,637)	(5,811)	(6,676)	3,410	54,191
(Loss) Income from Continuing Operations Before Income Tax (Benefit) Expense and Equity in Earnings of 50% or Less Owned Companies	(21,166)	(22,932)	(21,349)	(10,868)	62,549
Income Tax (Benefit) Expense	(1,634)	(2,421)	(1,009)	(725)	15,915
(Loss) Income from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(19,532)	(20,511)	(20,340)	(10,143)	46,634
Equity in Earnings Gains of 50% or Less Owned Companies	415	5,674	4,494	4,314	2,167
(Loss) Income from Continuing Operations	(19,117)	(14,837)	(15,846)	(5,829)	48,801
Net (Loss) Income	(19,117)	(14,837)	(15,846)	(5,829)	48,801
Net Income Attributable to Noncontrolling Interests in Subsidiaries	3	—	—	—	1
Net (Loss) Income Attributable to SEACOR Marine Holdings Inc.	$(19,120)	$(14,837)	$(15,846)	$(5,829)	$48,800

Net (Loss) Earnings Per Common Share from Continuing Operations:
Basic	$(0.72)	$(0.56)	$(0.62)	$(0.23)	$1.92
Diluted	(0.72)	(0.56)	(0.62)	(0.23)	1.79
Net (Loss) Earnings per Share:
Basic	$(0.72)	$(0.56)	$(0.62)	$(0.23)	$1.92
Diluted	$(0.72)	$(0.56)	$(0.62)	$(0.23)	$1.79
Weighted Average Common Stock and Warrants Outstanding:
Basic	26,665	26,379	25,520	25,516	25,435
Diluted	26,665	26,379	25,520	25,516	28,345
Common Shares and Warrants Outstanding at Period End	28,145	28,083	27,432	25,864	25,869

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$17,792	$15,595	$15,496	$18,702	$17,058
Fleet utilization	43%	38%	33%	27%	18%
Fleet available days	1,277	1,314	1,043	1,062	1,112
Out-of-service days for repairs, maintenance and drydockings	284	205	95	246	137
Out-of-service days for cold-stacked status	313	404	399	469	748
Operating Revenues:
Time charter	$9,759	$7,864	$5,290	$5,289	$3,419
Bareboat charter	—	—	386	—	434
Other marine services	2,399	2,052	1,119	1,215	727
	12,158	9,916	6,795	6,504	4,580
Direct Costs and Expenses:
Operating:
Personnel	$5,773	$4,923	$3,136	$2,428	$1,528
Repairs and maintenance	1,280	1,101	1,085	1,266	389
Drydocking	4,090	2,867	191	239	777
Insurance and loss reserves	1,198	229	720	462	923
Fuel, lubes and supplies	794	662	501	259	245
Other	281	224	200	147	224
	13,416	10,006	5,833	4,801	4,086
Direct Vessel (Loss) Profit (1)	$(1,258)	$(90)	$962	$1,703	$494
Other Costs and Expenses:
Lease expense	$295	$287	$633	$621	$703
Depreciation and amortization	4,562	4,638	4,325	3,936	3,287

Africa and Europe, Continuing Operations
Time Charter Statistics:
Average rates per day worked	$11,279	$10,006	$9,530	$9,551	$11,231
Fleet utilization	85%	82%	88%	77%	75%
Fleet available days	1,567	1,499	1,411	1,417	1,365
Out-of-service days for repairs, maintenance and drydockings	58	163	79	52	65
Out-of-service days for cold-stacked status	—	—	—	29	176
Operating Revenues:
Time charter	$14,930	$12,280	$11,883	$10,446	$11,437
Other marine services	1,072	(616)	(416)	(429)	(224)
	16,002	11,664	11,467	10,017	11,213
Direct Costs and Expenses:
Operating:
Personnel	$3,526	$3,536	$3,283	$3,147	$4,253
Repairs and maintenance	2,638	1,579	1,846	1,540	2,195
Drydocking	134	1,144	144	337	374
Insurance and loss reserves	329	124	245	323	352
Fuel, lubes and supplies	1,490	1,473	1,019	1,631	887
Other	1,871	1,828	1,740	1,424	2,072
	9,988	9,684	8,277	8,402	10,133
Direct Vessel Profit (1)	$6,014	$1,980	$3,190	$1,615	$1,080
Other Costs and Expenses:
Lease expense	$456	$402	$371	$284	$270
Depreciation and amortization	3,306	3,258	2,948	3,296	3,305

SEACOR MARINE HOLDINGS INC.

 UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$9,673	$9,882	$9,612	$10,374	$9,292
Fleet utilization	87%	77%	81%	73%	81%
Fleet available days	1,651	1,800	1,717	1,780	1,820
Out-of-service days for repairs, maintenance and drydockings	160	153	38	134	105
Out-of-service days for cold-stacked status	—	90	178	214	116
Operating Revenues:
Time charter	$13,906	$13,660	$13,402	$13,417	$13,752
Other marine services	460	49	50	85	31
	14,366	13,709	13,452	13,502	13,783
Direct Costs and Expenses:
Operating:
Personnel	$5,691	$6,031	$5,756	$5,849	$5,378
Repairs and maintenance	2,545	1,832	1,382	1,610	2,806
Drydocking	2,250	962	232	156	1,185
Insurance and loss reserves	748	507	611	707	461
Fuel, lubes and supplies	1,318	1,010	1,042	777	1,081
Other	1,213	1,627	2,148	2,823	43
	13,765	11,969	11,171	11,922	10,954
Direct Vessel Profit (1)	$601	$1,740	$2,281	$1,580	$2,829
Other Costs and Expenses:
Lease expense	$38	$31	$38	$377	$35
Depreciation and amortization	4,229	4,345	4,156	4,456	4,663

Latin America
Time Charter Statistics:
Average rates per day worked	$14,263	$13,450	$15,944	$16,240	$17,034
Fleet utilization	94%	85%	83%	92%	86%
Fleet available days	816	787	889	849	880
Out-of-service days for repairs, maintenance and drydockings	6	59	113	58	117
Operating Revenues:
Time charter	$10,909	$8,937	$11,714	$12,630	$12,866
Bareboat charter	48	618	2,484	—	—
Other marine services	534	747	2,055	1,010	357
	11,491	10,302	16,253	13,640	13,223
Direct Costs and Expenses:
Operating:
Personnel	$3,356	$3,945	$4,923	$3,627	$3,194
Repairs and maintenance	1,917	2,279	2,469	2,120	1,569
Drydocking	—	—	—	39	456
Insurance and loss reserves	270	326	283	697	925
Fuel, lubes and supplies	748	584	692	1,017	680
Other	685	703	1,388	823	618
	6,976	7,837	9,755	8,323	7,442
Direct Vessel Profit (1)	$4,515	$2,465	$6,498	$5,317	$5,781
Other Costs and Expenses:
Lease expense	$219	$340	$1,622	$(173)	$226
'Depreciation and amortization	2,111	2,130	2,769	2,618	2,838

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$8,887	$8,908	$8,069	$14,346	$11,268
Fleet utilization	66%	66%	66%	66%	59%
Fleet available days	546	540	552	552	546
Out-of-service days for repairs, maintenance and drydockings	56	2	14	61	105
Out-of-service days for cold-stacked status	131	180	92	92	118
Operating Revenues:
Time charter	$3,191	$3,188	$2,926	$5,224	$3,640
Other marine services	(143)	(160)	(129)	(151)	(157)
	3,048	3,028	2,797	5,073	3,483
Direct Costs and Expenses:
Operating:
Personnel	$1,050	$1,136	$1,389	$1,584	$1,513
Repairs and maintenance	566	293	608	1,044	471
Drydocking	(30)	(7)	1	(217)	1,322
Insurance and loss reserves	146	(137)	148	193	99
Fuel, lubes and supplies	215	144	321	388	344
Other	435	439	556	408	444
	2,382	1,868	3,023	3,400	4,193
Other Costs and Expenses:
Lease expense	$450	$449	$353	$354	$362
Depreciation and amortization	495	494	495	494	495

Fast support
Time Charter Statistics:
Average rates per day worked	$9,201	$8,621	$8,464	$8,455	$7,962
Fleet utilization	85%	80%	79%	70%	71%
Fleet available days	2,126	2,160	2,208	2,208	2,100
Out-of-service days for repairs, maintenance and drydockings	108	167	137	300	226
Out-of-service days for cold-stacked status	91	90	92	178	314
Operating Revenues:
Time charter	$16,525	$14,900	$14,857	$13,007	$11,827
Bareboat charter	—	—	386	—	434
Other marine services	(174)	(254)	(380)	(121)	(249)
	16,351	14,646	14,863	12,886	12,012
Direct Costs and Expenses:
Operating:
Personnel	$4,880	$5,070	$5,581	$4,588	$4,802
Repairs and maintenance	2,458	1,800	2,151	2,313	3,618
Drydocking	(201)	1,277	494	965	1,178
Insurance and loss reserves	372	260	390	328	507
Fuel, lubes and supplies	1,187	1,544	1,355	1,390	1,154
Other	1,311	1,941	2,156	2,021	1,640
	10,007	11,892	12,127	11,605	12,899
Other Costs and Expenses:
Lease expense	$—	$—	$353	$693	$352
Depreciation and amortization	5,010	4,945	4,929	4,929	4,931

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021
Supply
Time Charter Statistics:
Average rates per day worked	$13,422	$12,188	$11,586	$11,631	$11,921
Fleet utilization	86%	72%	79%	77%	80%
Fleet available days	1,820	1,800	1,380	1,372	1,274
Out-of-service days for repairs, maintenance and drydockings	26	233	117	64	11
Out-of-service days for cold-stacked status	—	—	117	174	91
Operating Revenues:
Time charter	$20,983	$15,823	$12,675	$12,317	$12,179
Bareboat charter	48	618	—	—	—
Other marine services	575	44	410	221	117
	21,606	16,485	13,085	12,538	12,296
Direct Costs and Expenses:
Operating:
Personnel	$7,889	$8,193	$6,141	$4,738	$4,044
Repairs and maintenance	3,184	3,701	2,191	2,078	2,039
Drydocking	(32)	1,302	—	23	180
Insurance and loss reserves	551	428	280	595	436
Fuel, lubes and supplies	1,701	1,434	998	1,221	1,034
Other	1,631	1,348	1,957	988	884
	14,924	16,406	11,567	9,643	8,617
Other Costs and Expenses:
Lease expense	$154	$291	$—	$—	$—
Depreciation and amortization	3,785	3,786	3,155	3,149	2,936

Specialty
Time Charter Statistics:
Average rates per day worked	$—	$—	$—	$—	$1,571
Fleet utilization	—%	—%	—%	—%	92%
Fleet available days	—	90	92	92	91
Out-of-service days for repairs, maintenance and drydockings	—	—	—	65	8
Out-of-service days for cold-stacked status	—	90	92	—	—
Operating Revenues:
Time charter	$—	$—	$—	$—	$131
Other marine services	—	—	—	—	23
	—	—	—	—	154
Direct Costs and Expenses:
Operating:
Personnel	$—	$1	$6	$35	$99
Repairs and maintenance	—	—	(28)	7	104
Insurance and loss reserves	—	2	1	3	5
Fuel, lubes and supplies	—	2	2	6	5
Other	—	11	18	28	33
	—	16	(1)	79	246

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021
Liftboats
Time Charter Statistics:
Average rates per day worked	$24,712	$22,416	$23,409	$23,137	$25,334
Fleet utilization	44%	49%	61%	55%	46%
Fleet available days	819	810	828	884	1,167
Out-of-service days for repairs, maintenance and drydockings	318	179	58	65	75
Out-of-service days for cold-stacked status	91	134	184	202	517
Operating Revenues:
Time charter	$8,805	$8,830	$11,831	$11,234	$13,697
Bareboat charter	—	—	2,484	—	—
Other marine services	3,283	1,463	1,121	997	688
	12,088	10,293	15,436	12,231	14,385
Direct Costs and Expenses:
Operating:
Personnel	$4,515	$4,035	$4,068	$4,033	$3,916
Repairs and maintenance	2,132	1,012	1,859	1,104	716
Drydocking	6,737	2,401	72	—	112
Insurance and loss reserves	1,548	1,215	1,070	1,170	1,752
Fuel, lubes and supplies	1,230	605	589	668	353
Other	655	644	856	1,672	(58)
	16,817	9,912	8,514	8,647	6,791
Other Costs and Expenses:
Lease expense	$—	$—	$1,569	$(200)	$205
Depreciation and amortization	4,870	4,964	5,171	5,170	5,171

Other Activity
Operating Revenues:
Other marine services	$924	$1,139	$1,786	$935	$469
	924	1,139	1,786	935	469
Direct Costs and Expenses:
Operating:
Personnel	$12	$—	$(87)	$73	$(21)
Repairs and maintenance	40	(15)	1	(10)	11
Insurance and loss reserves	(72)	(582)	(30)	(100)	(138)
Fuel, lubes and supplies	17	—	(11)	11	3
Other	18	(1)	(67)	100	14
	15	(598)	(194)	74	(131)
Other Costs and Expenses:
Lease expense	$404	$320	$389	$262	$315
Depreciation and amortization	48	182	448	564	560

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021
ASSETS
Current Assets:
Cash and cash equivalents	$22,608	$36,315	$37,619	$42,194	$45,446
Restricted cash	3,296	3,596	3,601	4,160	5,855
Receivables:
Trade, net of allowance for credit loss accounts	55,276	49,238	55,544	50,343	47,082
Other	7,437	8,799	6,118	13,750	12,152
Tax receivable	79	1,238	1,238	101	1,497
Inventories	1,723	1,297	928	476	425
Prepaid expenses and other	5,391	3,724	3,730	3,851	4,527
Total current assets	95,810	104,207	108,778	114,875	116,984
Property and Equipment:
Historical cost	1,000,147	1,006,873	1,025,284	989,910	972,267
Accumulated depreciation	(325,091)	(316,444)	(317,297)	(303,178)	(288,882)
	675,056	690,429	707,987	686,732	683,385
Construction in progress	15,576	15,550	15,531	15,577	32,903
Net property and equipment	690,632	705,979	723,518	702,309	716,288
Right-of-use asset - operating leases	5,686	6,238	6,608	4,670	5,469
Right-of-use asset - finance leases	7,131	7,290	100	108	116
Investments, at equity, and advances to 50% or less owned companies	75,923	76,860	71,727	77,426	77,539
Other assets	1,932	2,057	1,771	2,672	2,781
Total assets	$877,114	$902,631	$912,502	$902,060	$919,177
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$2,010	$2,073	$1,986	$1,269	$2,885
Current portion of finance lease liabilities	282	190	33	32	32
Current portion of long-term debt	33,398	32,708	31,602	28,875	28,419
Accounts payable and accrued expenses	39,262	32,585	28,419	23,578	27,163
Due to SEACOR Holdings	264	264	274	276	277
Other current liabilities	22,171	23,723	22,351	21,109	26,886
Total current liabilities	97,387	91,543	84,665	75,139	85,662
Long-term operating lease liabilities	4,026	4,420	4,885	4,000	4,072
Long-term finance lease liabilities	7,050	7,183	76	84	92
Long-term debt	318,699	326,264	332,762	321,641	320,823
Conversion option liability on convertible senior notes	1	34	—	5	7
Deferred income taxes	33,743	37,153	40,682	43,463	46,169
Deferred gains and other liabilities	2,701	2,990	2,891	2,925	2,951
Total liabilities	463,607	469,587	465,961	447,257	459,776
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	272	269	262	245	245
Additional paid-in capital	464,222	463,138	461,931	455,373	454,079
Accumulated Deficit	(55,418)	(37,744)	(22,907)	(7,059)	(1,230)
Shares held in treasury	(1,852)	(1,792)	(1,120)	(1,120)	(1,120)
Accumulated other comprehensive loss, net of tax	5,960	8,853	8,055	7,044	7,107
	413,184	432,724	446,221	454,483	459,081
Noncontrolling interests in subsidiaries	323	320	320	320	320
Total equity	413,507	433,044	446,541	454,803	459,401
Total liabilities and equity	$877,114	$902,631	$912,502	$902,060	$919,177

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021
Cash Flows from Continuing Operating Activities:
Net (Loss) Income	$(19,117)	$(14,837)	$(15,846)	$(5,829)	$48,801
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	14,208	14,371	14,198	14,306	14,093
Deferred financing costs amortization	364	291	328	255	254
Stock-based compensation expense	1,013	395	1,243	1,294	1,779
Debt discount amortization	1,736	1,691	1,614	1,573	1,787
Allowance for credit losses	701	(170)	585	122	132
(Gain) Loss from equipment sales, retirements or impairments	(25)	(2,139)	—	(56)	(22,653)
Gain on debt extinguishment, net	—	—	—	—	(62,749)
Gain from return of investment	—	—	—	(9,442)	—
Derivative (gains) losses	(33)	34	(4)	(2)	(30)
Interest on finance leases	73	25	1	1	—
Cash settlement payments on derivative transactions, net	(278)	(373)	(403)	(414)	(414)
Currency (gains) losses	(1,170)	(821)	357	(245)	657
Deferred income taxes	(3,410)	(3,529)	(2,781)	(2,706)	14,403
Equity earnings	(415)	(5,674)	(4,494)	(4,314)	(2,167)
Dividends received from equity investees	1,162	725	817	4,515	—
Changes in Operating Assets and Liabilities:
Accounts receivables	(4,476)	3,904	(1,157)	(3,798)	16,047
Other assets	(1,539)	(164)	1,656	1,561	(1,296)
Accounts payable and accrued liabilities	4,925	6,707	7,915	(1,416)	4,268
Net cash (used in) provided by operating activities	(6,281)	436	4,029	(4,595)	12,912
Cash Flows from Continuing Investing Activities:
Purchases of property and equipment	(17)	(20)	(443)	(2,910)	(926)
Proceeds from disposition of property and equipment	1,371	5,310	—	—	26,871
Net investing activities in property and equipment	1,354	5,290	(443)	(2,910)	25,945
Investments in and advances to 50% or less owned companies	—	—	(2,272)	—	—
Excess distributions from equity investees	—	—	—	9,442	—
Principal payments on notes due from equity investees	175	176	(630)	179	2,877
Cash received from acquisition of 50% or less owned company	—	—	172	—	—
Net cash provided by (used in) investing activities	1,529	5,466	(3,173)	6,711	28,822
Cash Flows from Continuing Financing Activities:
Payments on long-term debt	(9,152)	(7,348)	(5,981)	(7,054)	(56,787)
Payments on debt extinguishment cost	—	—	—	—	(755)
Payments on finance leases	(114)	(9)	(9)	(9)	(12)
Proceeds from exercise of stock options	11	140	—
Issuance of stock	3	7	—	—	2
Excerise of warrants	—	—	1	—	—
Net cash used in financing activities	(9,252)	(7,210)	(5,989)	(7,063)	(57,552)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	(3)	(1)	(1)	—	(4,642)
Net Change in Cash, Cash Equivalents and Restricted Cash	(14,007)	(1,309)	(5,134)	(4,947)	(20,460)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	39,911	41,220	46,354	51,301	71,761
Cash, Restricted Cash and Cash Equivalents, End of Period	$25,904	$39,911	$41,220	$46,354	$51,301

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Joint Ventured	Leased-in	Managed	Total
June 30, 2022
AHTS	4	—	2	—	6
FSV	22	5	1	2	30
Supply	20	15	—	—	35
Liftboats	9	—	—	—	9
	55	20	3	2	80
December 31, 2021
AHTS	4	—	2	—	6
FSV	23	5	1	1	30
Supply	20	15	—	—	35
Specialty (1)	1	—	—	—	1
Liftboats (2)	9	—	—	—	9
	57	20	3	1	81

(1)

One owned vessel classified as a CTV Operations as of December 31, 2020 was reclassified as a specialty vessel as of January 12, 2021 and removed from service in the second quarter of 2022. Removed from service vessels are not counted in active fleet count.

(2)	In the second quarter of 2021, the Company removed from service four liftboats. Removed from service vessels are not counted in active fleet count.